ADDITIONAL OWNER INFORMATION SUPPLEMENT TO APPLICATION FOR LIFE INSURANCE

By signing this document, I confirm that I have read the Agreement and Authorization for the Release of Medical Information contained in the Application for Life Insurance. I assent to the statements therein, as well as the information provided by my co-owner(s) and/or the Insured.

1	☐Male
Owner_____________________________________________________________________  ☐Female Date of Birth           /        /
           First                                   Middle                                     Last                                                                                             Month     Day     Year
State of                                                SSN or     Relationship
Birth______________________________Tax ID                                                              to Insured

Street Address                                                                   City                                                                        State                                       Zip
Successor                                                                                                                         Relationship
Owner*________________________________________________________________________to Insured_________________________________________

Owner’s Signature_______________________________________________________________Date_____________________________________________

2	☐Male
Owner_____________________________________________________________________  ☐Female Date of Birth           /        /
           First                                   Middle                                     Last                                                                                             Month     Day     Year
State of                                                SSN or     Relationship
Birth______________________________Tax ID                                                              to Insured

Street Address                                                                   City                                                                        State                                       Zip
Successor                                                                                                                         Relationship
Owner*________________________________________________________________________to Insured_________________________________________

Owner’s Signature_______________________________________________________________Date_____________________________________________

3	☐Male
Owner_____________________________________________________________________  ☐Female Date of Birth           /        /
           First                                   Middle                                     Last                                                                                             Month     Day     Year
State of                                                SSN or     Relationship
Birth______________________________Tax ID                                                              to Insured

Street Address                                                                   City                                                                        State                                       Zip
Successor                                                                                                                         Relationship
Owner*________________________________________________________________________to Insured_________________________________________

Owner’s Signature_______________________________________________________________Date_____________________________________________

* If there are multiple Successor Owners, show order and distribution in Special Requests.
ICC17A179